Exhibit 99.1

ADTRAN Holdings, Inc. reports second quarter 2023 results

HUNTSVILLE, AL — (August 06, 2023) — ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) (“ADTRAN Holdings” or the “Company”) today announced its financial results for the second quarter of 2023. For the quarter, revenue was $327.4 million, up 90% year-over-year and 1% quarter-over-quarter. Net loss attributable to the Company for the second quarter of 2023 was $33.3 million, down 1,655% year-over-year and up 3% quarter-over-quarter. Consequently, diluted loss per share attributable to the Company for the quarter was $0.43, down by 1,175% year-over-year and up 2% quarter-over-quarter. Non-GAAP net income attributable to the Company was $0.1 million, down 99% year-over-year and up 102% quarter-over-quarter. Consequently, non-GAAP diluted earnings per share attributable to the Company was $0.00, down 99% year-over-year and up 102% quarter-over-quarter. Non-GAAP net loss and non-GAAP diluted loss per share exclude acquisition related expenses, amortization, adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, changes in valuation allowance related to our deferred tax assets, and the tax effect of these adjustments to net (loss) income. The reconciliations between the non-GAAP net loss measures presented herein and the respective equivalent GAAP financial measures are set forth in the tables provided below.

ADTRAN Holdings Chairman and Chief Executive Officer Tom Stanton stated, “Our Q2 2023 results were in line with our expectations. Although new customer acquisitions remain near an all-time high, we anticipate the second half of 2023 will continue to present challenges due to customers optimizing inventory and the macroeconomic environment. Nevertheless, we continue to believe that we are in the early stage of an unprecedented investment cycle and Adtran Holdings is well positioned to be one of the largest beneficiaries.”

The Company also announced that its Board of Directors declared a cash dividend for the second quarter of 2023. The quarterly cash dividend of $0.09 per common share is to be paid to the Company’s stockholders of record as of the close of business on August 21, 2023. The ex-dividend date is August 20, 2023, and the payment date will be September 5, 2023.

The Company confirmed that it will hold a conference call to discuss its second quarter results on Tuesday, August 8, 2023, at 9:30 a.m. Central Time, or 4:30 p.m. Central European Summer Time. ADTRAN Holdings will webcast this conference call. To listen, simply visit our Investor Relations site at investors.adtran.com approximately 10 minutes prior to the start of the call, click on the event “ADTRAN Holdings Releases 2nd Quarter 2023 Financial Results and Earnings Call”, and click on the webcast link.

An online replay of the Company’s conference call, as well as the transcript of the Company’s conference call, will be available on the Investor Relations site approximately 24 hours following the call and will remain available for at least 12 months. For more information, visit investors.adtran.com or email investor.relations@adtran.com.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release which are not historical facts, such as those relating to strategy, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties related to manufacturing and supply chain constraints; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN, Inc. (“ADTRAN”) and Adtran Networks SE (“Adtran Networks”), formerly ADVA Optical Networks SE, including risks related to the ability to successfully integrate ADTRAN’s and Adtran Networks’ businesses, the disruption of management time from ongoing business operations due to integration efforts following the business combination, and the risk that ADTRAN Holdings may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; (iii) the risk of fluctuations in revenue, including due to lengthy sales and approval processes required by major and other service providers for new products and changes in customer demand, as well as tighter inventory management of ADTRAN Holdings’ customers; (iv) the risk posed by potential breaches of information systems and cyber-attacks; (v) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; (vi) risks related to ongoing patent litigation; and (vii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, as well as its Form 10-Q for the quarter ended March 31, 2023 filed with the SEC.

Explanation of Use of Non-GAAP Financial Measures

Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating (loss) income, other income (expense), net (loss) income inclusive of the non-controlling interest, net (loss) income attributable to the Company, net loss attributable to the non-controlling interest, and (loss) earnings per share - basic and diluted, attributable to the Company, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP other (expense) income, non-GAAP net (loss) income inclusive of the non-controlling interest, non-GAAP net income (loss) attributable to the Company, non-GAAP net loss attributable to the non-controlling interest, and non-GAAP earnings (loss) per share - basic and diluted, attributable to the Company, respectively. Such non-GAAP measures exclude acquisition related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, asset impairments, changes in valuation allowance related to our deferred tax assets, and the tax effect of these adjustments to net income. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company.

These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

About Adtran

ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) is the parent company of Adtran, Inc., a leading global provider of open, disaggregated networking and communications solutions that enable voice, data, video and internet communications across any network infrastructure. From the cloud edge to the subscriber edge, Adtran empowers communications service providers around the world to manage and scale services that connect people, places and things. Adtran solutions are used by service providers, private enterprises, government organizations and millions of individual users worldwide. ADTRAN Holdings, Inc. is also the largest shareholder of Adtran Networks SE, formerly ADVA Optical Networking SE. Find more at Adtran, LinkedIn and Twitter.

Published by

ADTRAN Holdings, Inc.

www.adtran.com

For media

Gareth Spence

+44 1904 699 358

public-relations@adva.com

For investors

Steven Williams

+49 89 890 665 918

investor.relations@adtran.com

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	June 30,	December 31,
	2023	2022
Assets
Current Assets
Cash and cash equivalents	$124,294	$108,644
Short-term investments	3,089	340
Accounts receivable, net	239,565	279,435
Other receivables	32,394	32,831
Inventory, net	416,802	427,531
Prepaid expenses and other current assets	33,880	33,577

Total Current Assets	850,024	882,358
Property, plant and equipment, net	115,719	110,699
Deferred tax assets	82,076	67,839
Goodwill	388,163	381,724
Intangibles, net	355,084	401,211
Other non-current assets	60,634	66,998
Long-term investments	31,238	32,665

Total Assets	$1,882,938	$1,943,494

Liabilities, Redeemable Non-Controlling Interest and Equity
Current Liabilities
Accounts payable	$171,735	$237,699
Revolving credit agreements outstanding	210,912	95,936
Notes payable	—	24,598
Unearned revenue	48,030	41,193
Accrued expenses and other liabilities	26,807	35,235
Accrued wages and benefits	36,843	44,882
Income tax payable, net	15,314	9,032

Total Current Liabilities	509,641	488,575
Deferred tax liabilities	44,614	61,629
Non-current unearned revenue	24,111	19,239
Pension liability	10,883	10,624
Deferred compensation liability	28,522	26,668
Non-current lease obligations	20,834	22,807
Other non-current liabilities	16,401	10,339

Total Liabilities	655,006	639,881
Redeemable Non-Controlling Interest	445,462	—
Equity
Common stock	787	781
Additional paid-in capital	766,428	895,834
Accumulated other comprehensive income	62,208	46,713
Retained (deficit) earnings	(41,010)	55,338
Treasury stock	(5,943)	(4,125)
Non-controlling interest	—	309,072

Total Equity	782,470	1,303,613

Total Liabilities, Redeemable Non-Controlling Interest and Equity	$1,882,938	$1,943,494

Condensed Consolidated Statements of (Loss) Income

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue
Network Solutions	$283,002	$155,992	$565,420	$294,366
Services & Support	44,376	16,046	85,870	32,190

Total Revenue	327,378	172,038	651,290	326,556
Cost of Revenue
Network Solutions	216,960	99,921	436,090	190,575
Services & Support	17,865	9,611	34,839	19,159

Total Cost of Revenue	234,825	109,532	470,929	209,734
Gross Profit	92,553	62,506	180,361	116,822
Selling, general and administrative expenses	66,583	27,873	133,980	55,766
Research and development expenses	70,598	26,500	140,741	52,991

Operating (Loss) Income	(44,628)	8,133	(94,360)	8,065
Interest and dividend income	358	217	662	421
Interest expense	(4,064)	(94)	(7,351)	(124)
Net investment gain (loss)	1,262	(4,646)	2,514	(8,061)
Other income, net	2,494	681	2,191	455

(Loss) Income Before Income Taxes	(44,578)	4,291	(96,344)	756
Income tax benefit (expense)	8,363	(2,148)	19,676	260

Net (Loss) Income	$(36,215)	$2,143	$(76,668)	$1,016
Less: Net Loss attributable to non-controlling interest(1)	(2,881)	—	(8,870)	—

Net (Loss) Income attributable to ADTRAN Holdings, Inc.	$(33,334)	$2,143	$(67,798)	$1,016

Weighted average shares outstanding – basic	78,366	49,123	78,364	49,110
Weighted average shares outstanding – diluted	78,366	49,809	78,364	49,813

(Loss) earnings per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.43)	$0.04	$(0.87)	$0.02
(Loss) earnings per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.43)	$0.04	$(0.87)	$0.02

(1)

For the three and six months ended June 30, 2023, we have recognized $2.9 million and $5.7 million, respectively, representing the recurring cash compensation earned by non-controlling interest shareholders post-DPLTA and an incremental $3.2 million net loss attributable to non-controlling interests pre-DPLTA for the six months ended June 30, 2023.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Six Months Ended
	June 30,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(76,668)	$1,016
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	67,467	7,235
Amortization of debt issuance cost	291	—
(Gain) loss on investments	(4,530)	7,882
Stock-based compensation expense	8,103	3,781
Deferred income taxes	(31,962)	(93)
Other, net	130	27
Inventory reserves	20,885	(4,296)
Changes in operating assets and liabilities:
Accounts receivable, net	40,975	(14,315)
Other receivables	561	2,606
Inventory	(6,920)	(53,982)
Prepaid expenses, other current assets and other assets	7,105	671
Accounts payable	(67,923)	42,968
Accrued expenses and other liabilities	110	2,179
Income taxes payable, net	6,216	(1,597)

Net cash used in by operating activities	(36,160)	(5,918)

Cash flows from investing activities:
Purchases of property, plant and equipment	(20,118)	(3,285)
Proceeds from sales and maturities of available-for-sale investments	2,074	25,071
Purchases of available-for-sale investments	(580)	(17,002)
Proceeds from beneficial interests in securitized accounts receivable	1,156	—

Net cash (used in) provided by investing activities	(17,468)	4,784

Cash flows from financing activities:
Tax withholdings related to stock-based compensation settlements	(6,315)	(333)
Proceeds from stock option exercises	163	636
Dividend payments	(14,156)	(8,877)
Proceeds from draw on revolving credit agreements	163,729	28,000
Repayment of revolving credit agreements	(49,155)	(28,000)
Non-controlling interest put option buyback	(1,202)	—
Repayment of notes payable	(24,885)	—

Net cash provided by (used in) financing activities	68,179	(8,574)

Net increase (decrease) in cash and cash equivalents	14,551	(9,708)
Effect of exchange rate changes	1,099	(3,742)
Cash and cash equivalents, beginning of period	108,644	56,818

Cash and cash equivalents, end of period	$124,294	$43,368

Supplemental disclosure of cash financing activities:
Cash paid for interest	$4,719	$124
Cash used in operating activities related to operating leases	$4,502	$915
Supplemental disclosure of non-cash investing activities:
Right-of-use assets obtained in exchange for lease obligations	$515	$552
Purchases of property, plant and equipment included in accounts payable	$2,662	$818

Supplemental Information

Reconciliation of Gross Profit and Gross Margin to

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Total Revenue	$327,378	$323,912	$172,038	$651,290	$326,556

Cost of Revenue	$234,825	$236,104	$109,532	$470,929	$209,734
Acquisition-related expenses, amortization and adjustments(1)	(33,439)	(32,578)	—	(66,017)	—
Stock-based compensation expense	(335)	(240)	(162)	(575)	(321)
Restructuring expenses(2)	—	(76)	—	(76)	—

Non-GAAP Cost of Revenue	$201,051	$203,210	$109,370	$404,261	$209,413

Gross Profit	$92,553	$87,808	$62,506	$180,361	$116,822
Non-GAAP Gross Profit	$126,327	$120,702	$62,668	$247,029	$117,143

Gross Margin	28.3%	27.1%	36.3%	27.7%	35.8%
Non-GAAP Gross Margin	38.6%	37.3%	36.4%	37.9%	35.9%

(1)	Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations.
(2)	Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks.

Supplemental Information

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended						Six Months Ended
	June 30,		March 31,		June 30,		June 30,		June 30,
	2023		2023		2022		2023		2022
Operating Expenses	$137,181		$137,540		$54,373		$274,721		$108,757
Acquisition-related expenses, amortization and adjustments	(4,398	) (1)	(4,584	) (6)	(2,123	) (10)	(8,982	) (12)	(4,453	) (16)
Stock-based compensation expense	(3,974	) (2)	(3,458	) (7)	(1,726	) (11)	(7,432	) (13)	(3,460	) (17)
Restructuring expenses	(5,868	) (3)	(2,361	) (8)	—		(8,229	) (14)	(2)
Pension adjustments	—		—		—		—		—
Integration expenses	(563	) (4)	(849	) (9)	—		(1,412	) (15)	—
Deferred compensation adjustments(5)	307		(394)		3,737		(87)		6,433

Non-GAAP Operating Expenses	$122,685		$125,894		$54,261		$248,579		$107,275

(1)

Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $3.9 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of (loss) income.

(2)	$2.7 million is included in selling, general and administrative expenses and $1.3 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(3)	$1.4 million is included in selling, general and administrative expenses and $4.5 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(4)

$0.6 million is included in selling, general and administrative expenses on the condensed consolidated statements of (loss) income. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA.

(5)

Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of (loss) income.

(6)

Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.1 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of (loss) income.

(7)	$2.5 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(8)	$2.2 million is included in selling, general and administrative expenses and $0.2 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(9)

$0.8 million is included in selling, general and administrative expenses on the condensed consolidated statements of (loss) income. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA.

(10)	$1.6 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(11)	$1.1 million is included in selling, general and administrative expenses and $0.6 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(12)

Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $8.0 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of (loss) income.

(13)	$5.1 million is included in selling, general and administrative expenses and $2.3 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(14)	$3.5 million is included in selling, general and administrative expenses and $4.7 million is included in research and development expenses on the condensed consolidated statements of (loss) income.
(15)

$1.4 million is included in selling, general and administrative expenses on the condensed consolidated statements of (loss) income. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA.

(16)

Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $3.4 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of (loss) income.

(17)	$2.3 million is included in selling, general and administrative expenses and $1.2 million is included in research and development expenses on the condensed consolidated statements of (loss) income.

Supplemental Information

Reconciliation of Operating (Loss) Income to Non-GAAP Operating Income (Loss)

(Unaudited)

(In thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 30,	June 30,	June 30,	June 30,
	2023	2023	2022	2023	2022
Operating (Loss) Income	$(44,628)	$(49,732)	$8,133	$(94,360)	$8,065
Acquisition related expenses, amortization and adjustments(1)	37,837	37,162	2,123	74,999	4,453
Stock-based compensation expense	4,309	3,698	1,888	8,007	3,781
Pension adjustments	—	—	—	—	—
Restructuring expenses(2)	5,868	2,437	—	8,305	2
Integration expenses	563	849	—	1,412	—
Deferred compensation adjustments(3)	(307)	394	(3,737)	87	(6,433)

Non-GAAP Operating Income (Loss)	$3,642	$(5,192)	$8,407	$(1,550)	$9,868

(1)	Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations.
(2)	Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks.
(3)

Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of (loss) income.

Supplemental Information

Reconciliation of Other Income (Expense) to Non-GAAP Other Expense

(Unaudited)

(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Interest and dividend income	$358	$304	$217	$662	$421
Interest expense	(4,064)	(3,287)	(94)	(7,351)	(124)
Net investment gain (loss)	1,262	1,252	(4,646)	2,514	(8,061)
Other income (expense), net	2,494	(303)	681	2,191	455

Total Other Income (Expense)	$50	$(2,034)	$(3,842)	$(1,984)	$(7,309)
Deferred compensation adjustments (1)	(1,254)	(1,250)	3,596	(2,504)	5,437
Pension expense(2)	6	7	85	13	174

Non-GAAP Other Expense	$(1,198)	$(3,277)	$(161)	$(4,475)	$(1,698)

(1)	Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.
(2)	Includes amortization of actuarial losses related to the Company’s pension plan for employees in certain foreign countries.

Supplemental Information

Reconciliation of Net (Loss) Income inclusive of Non-Controlling Interest to

Non-GAAP Net (Loss) Income inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to Non-Controlling Interest to

Non-GAAP Net Loss attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net (Loss) Income attributable to ADTRAN Holdings, Inc. and

(Loss) Earnings per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc. and

Non-GAAP Earnings (Loss) per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net (Loss) Income attributable to ADTRAN Holdings, Inc.	$(33,334)	$(34,464)	$2,143	$(67,798)	$1,016
Plus: Net Loss attributable to non-controlling interest (1)	(2,881)	(5,989)	—	(8,870)	—

Net (Loss) Income inclusive of non-controlling interest	$(36,215)	$(40,453)	$2,143	$(76,668)	$1,016
Acquisition related expenses, amortization and adjustments	37,837	37,162	2,123	74,999	4,453
Asset impairments	—	—	—	—	—
Stock-based compensation expense	4,309	3,698	1,888	8,007	3,781
Valuation allowance	(185)	—	4,289	(185)	12,368
Deferred compensation adjustments (2)	(1,561)	(856)	(140)	(2,417)	(995)
Pension adjustments (3)	6	7	85	13	174
Restructuring expenses	5,868	2,437	—	8,305	2
Integration expenses	563	849	—	1,412	—
Tax effect of adjustments to net (loss) income	(13,426)	(12,307)	(680)	(25,733)	(1,185)

Non-GAAP Net (Loss) Income inclusive of non-controlling interest	$(2,804)	$(9,463)	$9,708	$(12,267)	$19,614
Less: Non-GAAP Net Loss attributable to non-controlling interest (1)	(2,881)	(4,460)	—	(7,341)	—

Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc.	$77	$(5,003)	$9,708	$(4,926)	$19,614

GAAP Net Loss attributable to non-controlling interest (1)	$(2,881)	$(5,989)	$—	$(8,870)	$—
Acquisition related expenses, amortization and adjustments	—	1,457	—	1,457	—
Restructuring expenses	—	29	—	29	—
Integration expenses	—	6	—	6	—
Stock-based compensation expense	—	37	—	37	—
Pension adjustments	—	—	—	—	—

Non-GAAP Net Loss attributable to non-controlling interest(1)	$(2,881)	$(4,460)	$—	$(7,341)	$—

Weighted average shares outstanding – basic	78,366	78,358	49,123	78,364	49,110
Weighted average shares outstanding – diluted	78,366	78,358	49,809	78,364	49,813
(Loss) Earnings per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.43)	$(0.44)	$0.04	$(0.87)	$0.02
(Loss) Earnings per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.43)	$(0.44)	$0.04	$(0.87)	$0.02
Non-GAAP Earnings (Loss) per common share attributable to ADTRAN – basic	$0.00	$(0.06)	$0.20	$(0.06)	$0.40
Non-GAAP Earnings (Loss) per common share attributable to ADTRAN – diluted	$0.00	$(0.06)	$0.19	$(0.06)	$0.39

(1)

Represents the non-controlling interest portion of the Company’s ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(2)	Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.
(3)	Includes amortization of actuarial losses related to the Company’s pension plan for employees in certain foreign countries.